UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 10, 2019 (October 8, 2019)

HCA Healthcare, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-11239	27-3865930
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Park Plaza, Nashville, Tennessee		37203
(Address of Principal Executive Offices)		(Zip Code)

(615) 344-9551

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	HCA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On October 8, 2019, HCA Inc., a direct, wholly owned subsidiary of HCA Healthcare, Inc., entered into a joinder agreement (the “B-12 Joinder Agreement”) to refinance its existing senior secured term B-10 loan credit facility maturing on March 13, 2025 and pay related fees and expenses with a new $1.4775 billion senior secured term B-12 loan credit facility maturing on March 13, 2025 (the “Tranche B-12 Term Loan Facility”) on substantially the same terms as its existing senior secured term B-10 loan credit facility, other than (i) borrowings under the Tranche B-12 Term Loan Facility will bear interest at LIBOR plus an applicable margin of 1.75% or a base rate plus an applicable margin of 0.75%, (ii) amortization payments on the aggregate principal amount of the Tranche B-12 Term Loan Facility are equal to 0.25% payable at the end of each fiscal quarter, commencing with the fiscal quarter ending December 31, 2019 and (iii) any prepayment of term loans under the Tranche B-12 Term Loan Facility in connection with a repricing transaction occurring on a date that is prior to the date that is six months after the effective date of the B-12 Joinder Agreement will be subject to a prepayment premium equal to 1.00% of the principal amount of any such term loans.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the B-12 Joinder Agreement, a copy of which is filed as Exhibit 4.1 hereto and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this report is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

4.1

Joinder Agreement No. 9, dated as of October 8, 2019, by and among HCA Inc., as borrower, the guarantors party thereto, Bank of America, N.A., as administrative agent and collateral agent, and the lenders party thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HCA HEALTHCARE, INC. (Registrant)

By:	/s/ J. William B. Morrow
J. William B. Morrow
Senior Vice President – Finance and Treasurer

Date: October 10, 2019